Confidential
Exhibit 10.3

Datron World Communications, Inc.	Purchase Order	956869
3030 Enterprise Court	Page	1
Vista CA 92081	Date	4/21/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
1	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

2	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

3	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

4	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

5	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

Datron World Communications, Inc.	Purchase Order	956869
3030 Enterprise Court	Page	2
Vista CA 92081	Date	4/21/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
6	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

7	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

8	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

9	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

Datron World Communications, Inc.	Purchase Order	956869
3030 Enterprise Court	Page	3
Vista CA 92081	Date	4/21/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
10	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

11	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

12	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

13	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

14	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

Datron World Communications, Inc.	Purchase Order	956869
3030 Enterprise Court	Page	4
Vista CA 92081	Date	4/21/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
15	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

16	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

17	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

18	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

Datron World Communications, Inc.	Purchase Order	956869
3030 Enterprise Court	Page	5
Vista CA 92081	Date	4/21/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
19	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

20	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

21	*****	*****	EA	701454	*****	*****	*****
PCB ASSY, TCC, 7000ENCR, AFG
	Manufacturer			Mfg Part Number
	TCC-CRYPT			421-24741
(AFGHAN KEY ONLY)

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

Datron World Communications, Inc.	Purchase Order	956869
3030 Enterprise Court	Page	6
Vista CA 92081	Date	4/21/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate
FAR 52.244-6, entitled “Subcontracts for Commercial Items and Commercial Components” and the clauses listed therein. The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/. FAR 52.211-15, entitled “Defense Priority and Allocation Requirement”. This is a DO rated order and the Supplier shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700). The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/. The complete text of the Code of Federal Regulations (CFR) is available at http://ecfr.gpoaccess.gov/. This is W15P7T-09-D-D212 DOA7 rated.
NOTE REGARDING PRICING HAS BEEN DELETED. RR 4/21
CHANGE ORDER DATED 4/15/10 REVISES DATES AND SHIPMENT METHODS AS SHOWN BELOW:
LINES 1, 2, 3 AND 4 TO SHIP VIA OVERNIGHT AIR AS SOON AS COMPLETED.
TCC COMMIT IS TO SHIP NO LATER THAN ***** DELIVERY. EARLY SHIPMENTS ARE REQUESTED AND ENCOURAGED.
LINES 5, 6 AND 7 PULLED IN TO SHIP VIA OVERNIGHT AIR AS SOON AS COMPLETED. TCC COMMIT IS TO SHIP NO LATER THAN ***** DELIVERY. EARLY SHIPMENT REQUESTED.
LINE 7 ALSO ADJUSTED TO REVISE QTY FROM 20 TO 40 BY PULLING IN 20 PCS FROM LINE 8.
LINE 8 REDUCED FROM 35 TO 15.
AS OF 4/15/10, ALL SHIPMENTS BEGINNING ***** SHOULD SHIP VIA GROUND UNLESS OTHERWISE ADVISED.
LINE 16 PULLED IN TO ***** DATRON ON DOCK
LINE 17 PULLED IN TO ***** DATRON ON DOCK
LINE 19 PULLED IN TO ***** DATRON ON DOCK
LINE 20 PULLED IN TO ***** DATRON ON DOCK
LINE 21 PULLED IN TO ***** DATRON ON DOCK.
TOTAL QTY ORDERED ON THIS PO DID NOT CHANGE.

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

Datron World Communications, Inc.	Purchase Order	956869
3030 Enterprise Court	Page	7
Vista CA 92081	Date	4/21/2010
Phone: (760) 597-1500	Buyer	RRoberts
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate
SEE WWW.DTWC.COM FOR TERMS AND CONDITIONS
AMERICAN CARGO SERVICES PHONE: 800-508-4888

Total:	1,073,116.00

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.